UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-NC5
(as issuing entity)

MORGAN STANLEY ABS CAPITAL I INC.
(as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2006, providing for the issuance of Mortgage Pass-Through Certificates, Series 2006-NC5)

MORGAN STANLEY MORTGAGE CAPITAL INC.
(as sponsor)

Delaware	333-130694-13	13-3939229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets.

Description of the Certificates and the Mortgage Pool

On November 28, 2006, a series of certificates, entitled Morgan Stanley ABS Capital I Inc. Trust 2006-NC5 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of November 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Morgan Stanley ABS Capital I Inc. as depositor (the “Depositor”), Countrywide Home Loans Servicing LP., as a Servicer, New Century Mortgage Corporation, as a Servicer, NC Capital Corporation, as Responsible Party, and Deutsche Bank National Trust Company, as Trustee. The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2fpt Certificates, Class A-2a Certificates, Class A-2b Certificates, Class A-2c Certificates, Class A-2d Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class P Certificates, Class R Certificates, Class R-X Certificates and Class X Certificates, collectively, the “Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of fixed and adjustable rate, first and second lien residential mortgage loans (the “Mortgage Loans”). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,392,187,073.63 as of November 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Agreement. The Class A-1 Certificates, Class A-2fpt Certificates, Class A-2a Certificates, Class A-2b Certificates, Class A-2c Certificates, Class A-2d Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates were sold by the Depositor to Morgan Stanley & Co. Incorporated and Countrywide Securities Corporation (the “Underwriters”), pursuant to an Underwriting Agreement, dated October 27, 2006 (the “Underwriting Agreement”) among the Depositor and the Underwriters.

The Class P Certificates, the Class R Certificates, the Class R-X Certificates and the Class X Certificates were delivered by the Depositor to Morgan Stanley Mortgage Capital Inc. (the “Seller”) as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class		Initial Certificate Principal Balance(1)	Pass-Through Rate(2)
	Offered Certificates
	Class A-1			$305,915,000.00	Variable
Class A-2fpt		$200,000,000.00	Variable
Class A-2a		$236,020,000.00	Variable
Class A-2b		$71,830,000.00	Variable
Class A-2c		$157,350,000.00	Variable
Class A-2d		$94,600,000.00	Variable
Class M-1		$54,295,000.00	Variable
Class M-2		$65,433,000.00	Variable
Class M-3		$20,187,000.00	Variable
Class M-4		$27,148,000.00	Variable
Class M-5		$23,667,000.00	Variable
Class M-6		$21,579,000.00	Variable
Class B-1		$20,187,000.00	Variable
Class B-2		$15,314,000.00	Variable
Class B-3		$18,795,000.00	Variable
Class B-4		$16,010,000.00	Variable

(1)	Approximate.
(2)	The pass-through rate on each class Certificates will be based on one-month LIBOR plus the applicable margin set forth in the Agreement, subject to the rate caps described in the Agreement.

The Certificates (other than the Class P Certificates, the Class R Certificates, the Class R-X Certificates and the Class X Certificates) and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 27, 2006 (the “Prospectus Supplement”), and the Prospectus, dated September 21, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class P Certificates, the Class R Certificates, the Class R-X Certificates and the Class X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 27, 2006, among Morgan Stanley ABS Capital I Inc. as Depositor, Morgan Stanley & Co. Incorporated and Countrywide Securities Corporation as Underwriters.

Exhibit No.	Description

99.1
Pooling and Servicing Agreement, dated as of November 1, 2006 among Morgan Stanley ABS Capital I Inc., as Depositor, Countrywide Home Loans Servicing LP, as a servicer, New Century Mortgage Corporation, as a servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, relating to the issuance of the Mortgage Pass-Through Certificates, Series 2006-NC5.

99.2	Bill of Sale, dated as of November 28, 2006, between Morgan Stanley Mortgage Capital Inc. as seller (the “Seller”) and the Depositor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2006

MORGAN STANLEY ABS CAPITAL I INC.

By:	/s/ Steven Shapiro
Name:	Steven Shapiro
Title:	Managing Director

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description

1.1	Underwriting Agreement, dated as of October 27, 2006, among Morgan Stanley ABS Capital I Inc. as Depositor, Morgan Stanley & Co. Incorporated and Countrywide Securities Corporation as Underwriters.

99.1
Pooling and Servicing Agreement, dated as of November 1, 2006 among Morgan Stanley ABS Capital I Inc., as Depositor, Countrywide Home Loans Servicing LP, as a servicer, New Century Mortgage Corporation, as a servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, relating to the issuance of the Mortgage Pass-Through Certificates, Series 2006-NC5.

99.2	Bill of Sale, dated as of November 28, 2006, between Morgan Stanley Mortgage Capital Inc. as seller (the “Seller”) and the Depositor.